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                               FORM 8-K

                  SECURITIES AND EXCHANGE COMMISSION

                        Washington, D.C. 20549

                            CURRENT REPORT

                  Pursuant to Section 13 or 15(d) of
                  The Securities Exchange Act of 1934

   Date of  Report (Date of  earliest event reported):   April  22, 1994
                                                         ---------------

                   TELEPHONE AND DATA SYSTEMS, INC.
                  ----------------------------------
        (Exact name of registrant as specified in its charter)


                 Iowa                   1-8251               36-2669023
              ----------            -------------            -----------
            (State or other          (Commission           (IRS Employer
            jurisdiction of          File Number)          Identification
            incorporation)                                      No.)



      30 North LaSalle Street, Chicago, Illinois            60602
   ------------------------------------------------       ---------
        (Address of principal executive offices)          (Zip Code)

   Registrant's telephone number,
        including area code:     (312) 630-1900


                            Not Applicable
                           ----------------
     (Former name or former address, if changed since last report)


       The Exhibit Index is Located on Page   of   Total Pages.
                                           ---  ---
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   Item 5.   Other Events.
             --------------
        This Current Report on Form 8-K is being filed for the purpose of filing the Form of Selling Agency Agreement for Debt Securities as an exhibit.


   Item 7.   Financial Statements and Exhibits
             ---------------------------------

   (c)  Exhibits
        --------

        The exhibit accompanying this report is listed in the accompanying Exhibit Index.




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        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.




                            Telephone and Data Systems, Inc.
   (Registrant)

   Date:     April 22, 1994


   By: /s/  GREGORY J. WILKINSON
      -----------------------------
   Gregory J. Wilkinson
   Vice President and Controller
   (principal accounting officer)






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                             EXHIBIT INDEX

                                                     Sequentially
   Exhibit Number      Description of Exhibit        Numbered Page
   --------------      ----------------------        --------------

        99             Form of Selling Agency
                       Agreement for Debt Securities       _____










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